Exhibit 10.19

Notice of Grant of Stock Options and Option Agreement	Cell Therapeutics, Inc. ID: 91-1533912 501 Elliott Ave W. Suite 400 Seattle, WA 98119
Option Number: Plan: ID:

Effective             , you have been granted a(n) Non-Qualified Stock Option to buy              shares of Cell Therapeutics, Inc. (the Company) stock at $             per share.

The total option price of the shares granted is $            .

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration

By your signature and that of James Bianco, President and Chief Executive Officer below, you and Cell Therapeutics, Inc. (‘cti’) agree the option(s) herein above are granted under and governed by the terms and conditions of the Cell Therapeutics, Inc. 2003 Equity Incentive Plan,

(as amended), (the ‘Plan’) and this Option Agreement. The Plan is available on cti’s intranet, and is incorporated herein by this reference, and made a part of this Option Agreement.

Please sign one copy of this Option Agreement (the other copy is for your files) and return to the Stock Option Administrator in Finance and Accounting.

Cell Therapeutics, Inc.	Date

Date